Exhibit 10.17

EXECUTION VERSION

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 15, 2019.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO RISE GOLD CORP. (THE “ISSUER”); (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT; OR (E) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER AND/OR TRANSFER AGENT FOR THIS SECURITY, AS APPLICABLE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

MERIDIAN JERRITT CANYON CORP.

(the “Creditor”)

- and -

RISE GOLD CORP.

(the “Corporation”)

- and -

RISE GRASS VALLEY INC.

(the “Guarantor”)

AS OF FEBRUARY 14, 2019

CONVERTIBLE DEBENTURE

CONVERTIBLE DEBENTURE

$1,000,000 Effective as of February 14, 2019 (the “Effective Date”)

Article One
INTERPRETATION

1.1	Definitions.

As used in this Debenture, including the schedules hereto (if any), unless otherwise defined or unless the context otherwise requires the following terms have the following respective meanings:

(a)	“Accredited Investor” means an “accredited investor” as that term is defined in NI 45-106 and “U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D;

(b)	“Acquisition” means any transaction, or any series of related transactions by which any Obligor directly or indirectly, by any means:

(i)	acquires any business (including any division of a business) or all or substantially all of the assets of any Person engaged in any business; or

(ii)	acquires Control of a Person engaged in a business.

(c)	“Affiliate” means, with respect to any Person, another Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with, such Person.

(d)	“Applicable Law” means (a) any domestic or foreign statute, law (including common and civil law), treaty, code, ordinance, rule, regulation or by-law (zoning or otherwise); (b) any judgement, order, writ, injunction, decision, ruling, decree or award; (c) any regulatory policy, practice, protocol, guideline or directive; or (d) any franchise, licence, qualification, Authorization, consent, exemption, waiver, right, permit or other approval, in each case, of any Governmental Authority and having the force of law, binding on or affecting the Person referred to in the context in which the term is used or binding on or affecting the property of such Person, all of the foregoing as may exist as of the Effective Date or as may be implemented, revised or modified from time to time after the Effective Date.

(e)	“Applicable Securities Laws” means the securities legislation and regulation of, and the instruments, policies, rules, orders, and notices of, the applicable securities regulatory authority or authorities of the applicable jurisdiction or jurisdictions as the case may be, including the U.S. Securities Act, the U.S. Exchange Act and the rules and regulations of the SEC promulgated thereunder and all rules and policies of the CSE.

(f)	“Associate” has the meaning ascribed to such term in the Securities Act (British Columbia), as in effect on the date of this Debenture.

(g)	“Authorization” means, with respect to any Person, any order, permit, approval, consent, waiver, licence or similar Authorization of any Governmental Authority having jurisdiction over the Person.

(h)	“Business” means the current business and operations of the Obligors as described in the Public Record and the anticipated exploration, development and mining operations of the Obligors.

(i)	“Business Day” means any day of the year, other than a Saturday, Sunday, legal holiday or any day on which banking institutions are closed in Toronto, Ontario, Vancouver, British Columbia or Carson City, Nevada.

(j)	“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group of Persons acting jointly or otherwise in concert of equity securities representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding equity securities of the Corporation, (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Corporation by Persons who were neither (i) nominated by the board of directors of the Corporation nor (ii) appointed by directors so nominated, or (c) the acquisition of direct or indirect Control of the Corporation by any Person or group of Persons acting jointly or otherwise in concert.

(k)	“Collateral” means the property described in and subject to the Encumbrances, privileges, priorities and security interests purported to be created by the Security Agreements.

(l)	“Control” means, in respect of a particular Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise (other than by way of security). “Controlling” and “Controlled” have meanings correlative thereto.

(m)	“Contract” means any agreement, contract, licence, lease, undertaking, engagement or commitment of any nature, written or oral.

(n)	“Conversion Amount” means, on any Conversion Date, such part of the outstanding Obligations elected for conversion on such Conversion Date.

(o)	“Conversion Date” means the earlier of (i) the Private Placement Closing Date and (ii) the date specified in any Conversion Notice delivered to the Corporation pursuant to Section 6.1(b), such date being not less than five Business Days after receipt of same by the Corporation.

(p)	“Conversion Notice” means a notice in the form of in the form of the notice attached as Exhibit “B” (Form of Conversion Notice).

(q)	“Conversion Price” means $0.10 per Unit (as adjusted for stock splits, combinations and the like).

(r)	“Corporation” means Rise Gold Corp., a corporation formed under the laws of Nevada, and its successors and permitted assigns (by amalgamation, merger or otherwise).

(s)	“Creditor” means Meridian Jerritt Canyon Corp. and its successors and assigns.

(t)	“CSE” means the Canadian Securities Exchange.

(u)	“Debenture” means this convertible debenture issued on the date hereof due on the Maturity Date in an aggregate principal amount of $1,000,000, as may be amended, supplemented, otherwise modified, restated or replaced from time to time.

(v)	“Default” means any event which is or which, with the passage of time, the giving of notice or both, would be an Event of Default.

(w)	“Disclosure Schedule” means the disclosure schedule of the Corporation attached as Exhibit “B” (Disclosure Schedule).

(x)	“Effective Date” has the meaning ascribed to such term on page 1 herein.

(y)	“Encumbrance” means any lien, charge, hypothec, pledge, mortgage, title retention agreement, covenant, condition, lease, license, security interest of any nature, claim, exception, reservation, easement, encroachment, right of occupation, right-of-way, right-of-entry, matter capable of registration against title, option, assignment, right of pre-emption, royalty, right, pledge, privilege or any other encumbrance or title defect of any nature whatsoever, and any other right of third parties relating to, attaching to or affecting any asset, regardless of form (excluding Ordinary Course payables), whether or not registered or registrable and whether or not consensual or arising by any Applicable Law, and includes any contract to create any of the foregoing.

(z)	“Environmental Laws” means all Applicable Laws relating to the protection of human health and the environment, including all Applicable Laws pertaining to the reporting, licensing, permitting, transportation, storage, disposal, investigation or remediation of Releases, or threatened Releases, of Hazardous Substance into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation or handling of Hazardous Substance.

(aa)	“Event of Default” has the meaning ascribed to such term in Section 7.1 hereof.

(bb)	“GAAP” means generally accepted accounting principles in effect in the United States from time to time consistently applied, or, after notice thereof has been provided by the Corporation to the Creditor, such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

(cc)	“Governmental Authorities” means (a) the government of Canada or any other nation, whether federal, provincial, state, municipal, local, or other government or public department, (b) any central bank, court, tribunal, arbitral body, regulatory body (including any stock exchange), commission (including any securities commission), board, bureau, agency, authority, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of, or pertaining to, any of the foregoing, (c) any subdivision of any of the foregoing, and (d) the CSE.

(dd)	“Guarantor” means Rise Grass Valley Inc., a corporation formed under the laws of Nevada, and its successors and permitted assigns (by amalgamation, merger or otherwise).

(ee)	“Hazardous Substance” means any substance, product, liquid, waste, pollutant, chemical, contaminant, insecticide, pesticide, gaseous or solid matter, organic or inorganic matter, fuel, micro-organism, ray, odour, radiation, energy, vector, plasma, constituent or other material which is or becomes listed, regulated or addressed under any Environmental Laws (including asbestos, cyanide, petroleum and polychlorinated biphenyls).

(ff)	“Material Adverse Change” means any material adverse change in (i) the Business, operations, affairs, assets, properties, financial condition or prospects of the Corporation and its subsidiaries, taken as a whole, (ii) the ability of any Obligor to observe, perform and or comply with its obligations under any of the Transaction Documents to which it is a party; or (iii) the rights and remedies of, as applicable, the Creditor under any of the Transaction Documents

(gg)	“Material Contract” means any contract, licence or agreement (i) to which any Obligor is a party or bound, (ii) which is material to, or necessary in, the operation of the Business, (iii) which such Obligor cannot promptly replace by an alternative and comparable contract with comparable commercial terms and (iv) the absence of which would result in a Material Adverse Change.

(hh)	“Maturity Date” means the earlier of (i) August 14, 2019, which date may be extended in the sole discretion of the Creditor, (ii) the date that the Principal Sum is converted into Units in accordance with Section 6.2 and (iii) the date that all Obligations may become due and payable in accordance with the terms hereof.

(ii)	“NI 43-101” means National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

(jj)	“NI 45-106” means National Instrument 45-106 – Prospectus Exemptions.

(kk)	Notice of Request for Advance” means a notice substantially in the form of the notice attached as Exhibit “A” (Form of Notice of Request for Advance) to be given to the Creditor by the Corporation in connection with the drawdown hereunder.

(ll)	“Obligations” means all present and future indebtedness, liabilities and obligations of any and every kind, nature and description (whether direct or indirect, joint or several, absolute or contingent, mature or unmatured) of the Obligors to the Creditor under, in connection with or with respect to the Transaction Documents.

(mm)	“Obligors” means, collectively, the Corporation and the Guarantor, and “Obligor” means any one of them.

(nn)	“Ordinary Course” means, with respect to an action taken by a Person, that such action is consistent with the past practices of the Person and is taken in the Ordinary Course of the normal day-to-day operations of the Person.

(oo)	“Permitted Encumbrances” means:

(i)	Encumbrances in favour of the Creditor for the Obligations;

(ii)	Encumbrances for taxes, duties and assessments which may be overdue but the validity of which is being contested in good faith and in respect of which appropriate reserves have been established;

(iii)	Encumbrances to secure workers’ compensation, unemployment insurance or other social security obligations, surety or appeal bonds, costs of litigation when required by law, public and statutory obligations, warehousemen’s, carriers’ and other similar Encumbrances;

(iv)	Encumbrances given to a public utility or Governmental Authority to secure obligations incurred to such utility, municipality, government or other authority in the Ordinary Course in connection with the supply of services or utilities to any Obligor;

(v)	Encumbrances and privileges arising out of judgments or awards in respect of which an appeal or proceeding for review has been commenced, a stay of execution pending such appeal or proceedings for review has been obtained and appropriate reserves have been established;

(vi)	any mechanic’s, labourer’s, materialman’s statutory or other similar Encumbrance arising in the Ordinary Course, the action to enforce which has not proceeded to a final judgment;

(vii)	undetermined or inchoate Encumbrances incidental to the normal business operations of a company not at the time overdue, or which are overdue but have not been filed against any Obligor or any of its properties pursuant to Applicable Law and the validity of which is being contested in good faith and appropriate reserves have been established; and

(viii)	Encumbrances consented to in writing by the Creditor;

provided that the use of the term “Permitted Encumbrances” to describe such interests and Encumbrances shall mean that they are permitted to exist, and shall not be interpreted as meaning that such interests and Encumbrances are entitled to priority over the Creditor’s security.

(pp)	“Person” means a natural person, partnership, limited partnership, limited liability partnership, corporation, limited liability corporation, unlimited liability company, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Authority, and pronouns have a similarly extended meaning.

(qq)	“Principal Sum” has the meaning ascribed to it in section 2.1.

(rr)	“Private Placement” means the Corporation’s proposed private placement of a minimum of 8,000,000 Units at a price of $0.10 per Unit to purchasers other than the Creditor and any Affiliates thereof.

(ss)	“Private Placement Closing Date” means the date of closing of the Private Placement.

(tt)	“Project” means, collectively, the Idaho-Maryland Gold Mine located near Grass Valley, California, and all assets, property and undertakings used, intended for use in, or forming part of the Obligors’ operations at the Idaho-Maryland Gold Mine, and all associated mineral rights, surface rights and processing facilities and associate infrastructure, that may be acquired, developed or constructed with respect to such operations from time to time.

(uu)	“Properties” means the facilities or properties currently or formerly owned, leased or operated by the Obligors or any subsidiary thereof and “Property” shall mean any one of the Properties as the context requires.

(vv)	“Public Record” refers to all public information which has been filed by the Corporation pursuant to Applicable Securities Laws.

(ww)	“Regulation D” means Regulation D promulgated under the U.S. Securities Act.

(xx)	“Release” means any release, spill, leak, discharge, abandonment, disposal, pumping, pouring, emitting, emptying, injecting, leaching, dumping, depositing, dispersing, passive migration, allowing to escape or migrate into or through the environment (including within any building, structure, facility or fixture) of any Hazardous Substance, including the abandonment or discarding of Hazardous Substances in barrels, drums, tanks or other containers, regardless of when discovered.

(yy)	“Reporting Jurisdictions” means, collectively, British Columbia, Alberta and Ontario.

(zz)	“SEC” means the United States Securities and Exchange Commission.

(aaa)	“Securities” means, collectively, the Debenture, Units, Unit Shares, Warrants, and Warrant Shares.

(bbb)	“Securities Regulators” means, collectively, the securities regulators or other securities regulatory authorities in the Reporting Jurisdictions.

(ccc)	“Security Agreements” has the meaning ascribed to such term in Section 3.1(q).

(ddd)	“Security Interest” means the pledges, assignments, mortgages, charges, and hypothecations of and the security interests in the Collateral created in favour of the Creditor under the Security Agreements.

(eee)	“Shares” means the shares of common stock of the Corporation, as such shares exist at the close of business on the date of execution and delivery of this Debenture; provided that, in the event of a subdivision, redivision, reduction, combination, consolidation or reclassification of the capital of the Corporation or such successive subdivisions, redivisions, reductions, combinations, consolidations or reclassifications,

“Shares” shall thereafter mean the shares corresponding to the Shares resulting from such subdivision, redivision, reduction, combination, consolidation or reclassification.

(fff)	“Taxes” means all taxes, charges, fees, levies, imposts, rates, dues and assessments, including all income, sales, use, goods and services, value added, capital, capital gains, alternative, net worth, transfer, profits, withholding, payroll, employer health, excise, real property and personal property taxes, and any other taxes, customs duties, fees, assessments, or similar charges in the nature of a tax including government pension plan contributions, unemployment insurance payments and workers’ compensation premiums, together with any instalments with respect thereto, and any interest, fines and penalties with respect thereto, imposed, levied, collected, withheld or assessed by any Governmental Authority (including federal, state, provincial, municipal and foreign Governmental Authorities), and whether disputed or not.

(ggg)	Tax Return” means any return, report, declaration, designation, election, notice, filing, form, claim for refund, information return or other document (including any related or supporting schedule, statement or information) filed or required to be filed in connection with the determination, assessment or collection of any Tax or the administration of any Laws, regulations or administrative requirements relating to any Tax.

(hhh)	“Technical Report” means the technical report prepared by Greg Kulla, PGeo., of Amec Foster Wheeler Americas Limited, in accordance with NI 43-101 entitled “Technical Report on the Idaho-Maryland Project, Grass Valley, California, USA” dated effective June 1, 2017.

(iii)	“Transaction Documents” includes this Debenture and each of the Security Agreements.

(jjj)	“Units” means units of the Corporation, each comprised of one Unit Share and one-half of one Warrant.

(kkk)	“Unit Shares” means the Shares comprising part of the Units.

(lll)	“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

(mmm)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

(nnn)	“Warrant Shares” means the Shares issuable upon due exercise of the Warrants.

(ooo)	“Warrants” means the share purchase warrants of the Corporation comprising part of the Units, substantially in the form attached as Exhibit “C” (Form of Warrant Certificate), each of which entitles the holder thereof to acquire one Warrant Share at an exercise price of $0.13 per share until the date which is two years from the applicable Conversion Date.

1.2	Gender and Number.

Any reference in this Debenture to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.3	Headings, Etc.

The division of this Debenture into Articles, Sections, Subsections, and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Debenture.

1.4	Currency.

All references in this Debenture to “dollars” or “$”, unless otherwise specifically indicated, are expressed in the currency of Canada.

1.5	Severability.

Any article, section, subsection or other subdivision of this Debenture or any other provision of this Debenture which is, or becomes, illegal, invalid or unenforceable shall be severed from this Debenture and be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof or thereof.

1.6	Governing Law.

This Debenture shall be governed by and interpreted and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. For the purpose of legal proceedings, this Debenture shall be deemed to have been made in the said Province and to be performed therein and the courts of that Province shall have jurisdiction over all disputes which may arise under this Debenture. Each Obligor and the Creditor hereby irrevocably and unconditionally submit to the non-exclusive jurisdiction of such courts.

1.7	Accounting Principles.

Wherever in this Debenture reference is made to “generally accepted accounting principles” or “GAAP”, such reference shall be deemed to be to GAAP.

1.8	Interpretation.

Unless otherwise expressly provided in this Debenture, if any matter in this Debenture is subject to the determination, consent or approval of the Creditor or is to be acceptable to the Creditor, such determination, consent, approval or determination of acceptability will be in the sole discretion of the Creditor, which means the Creditor shall have sole and unfettered discretion, without any obligation to act reasonably. If any provision in this Debenture refers to any action taken or to be taken by any Obligor, or which any Obligor is prohibited from taking, such provision will be interpreted to include any and all means, direct or indirect, of taking, or not taking, such action. When used in the context of a general statement followed by a reference to one or more specific items or matters, the term “including” shall mean “including, without limitation” and the use of the term “includes” shall mean “includes, without limitation”.

Article Two
PROMISE TO PAY

2.1	Principal Sum.

For value received, subject to the exercise by the Creditor of its right to convert as set out herein, the Corporation hereby promises to pay to or to the order of the Creditor at the address of the Creditor set forth in Section 8.6(a) hereof (or such other address of the Creditor as may be indicated by the Creditor pursuant to Section 8.6(a) hereof) on the Maturity Date the principal sum of $1,000,000 (the “Principal Sum”) plus interest thereon pursuant to Section 2.3 hereof.

2.2	Advances.

(a)	Upon satisfaction of the conditions in Section 5.1, the Corporation shall drawdown the full amount available under this Debenture, being $1,000,000, by delivering, to the Creditor a Notice of Request for Advance three (3) Business Days prior to the date of the proposed drawdown. Such Notice of Request for Advance is irrevocable and will oblige the Corporation to take the action contemplated on the date specified;

(b)	Any drawdown made by the Corporation under this Debenture will be subject to prior written approval by the Creditor, such approval not to be unreasonably withheld if such drawdown is to be used for the purposes set out in Section 2.4 hereto; and

2.3	Interest.

(a)	Interest shall accrue on the principal sum outstanding from the date hereof both before and after the Maturity Date, default and judgment until actual payment in full at a rate of 12% per annum, calculated and compounded monthly. From and after the Effective Date, interest shall accrue and be payable on the Maturity Date. Notwithstanding the foregoing, the Creditor may elect, upon delivering a written and irrevocable notice to the Corporation, to accrue the full interest payment in Units rather than cash.

(b)	Upon the occurrence of an Event of Default and for so long as such Event of Default shall be continuing, interest shall accrue on the principal sum outstanding at a rate per annum equal to 15% calculated and payable as aforesaid; and

(c)	In the event that a court of competent jurisdiction determines that any provision of this Debenture obligates the Corporation to make any payment of interest, or other amount payable to the Creditor, in an amount, or calculated at a rate, which would be prohibited by Applicable Law or would result in receipt by the Creditor of interest at a rate in excess of the maximum rate permissible under Applicable Law then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted, with retroactive effect, to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law or so result in receipt by the Creditor of interest at a rate in excess of the maximum rate permissible. Any amount or rate of interest referred to in this Section 2.3 shall be determined in accordance with generally accepted actuarial practices and principles as an effective annual rate of interest over the term that the Debenture remains outstanding, on the assumption that any charges, fees or expenses that fall within the meaning of interest shall, if they relate to a specific period of time, be pro-rated over that period of time and otherwise be pro-rated over the period from the date hereof to the Maturity Date, and, in the event of a dispute, a certificate of an accredited actuary appointed by the Creditor shall be conclusive for the purposes of such determination.

2.4	Use of Funds.

The Creditor has agreed to advance to the Corporation the principal sum hereunder on the express condition that such amount be used by the Corporation for working capital requirements in respect of the Project in the Ordinary Course and the Corporation covenants to use the funds in such manner.

2.5	Voluntary Prepayment

Prior to the Maturity Date, the Corporation shall not be permitted to repay to the Creditor the whole or any part of any Obligations without the prior written consent of the Creditor in its sole discretion.

Article Three
COVENANTS AND REPRESENTATIONS OF THE OBLIGORS

3.1	Positive Covenants.

So long as this Debenture remains outstanding, each Obligor covenants and agrees it will:

(a)	Payment and Performance of Obligations.

(i)	Duly and punctually pay all sums of money due by it under the terms of this Debenture and each other Transaction Document to which it is a party at the times and places and in the manner provided for by this Debenture or such other Transaction Document, as applicable, and shall duly and punctually perform and observe all other obligations on its part to be performed or observed hereunder or thereunder at the times and in the manner provided for herein or therein.

(ii)	Duly and punctually pay all indebtedness due and payable by it to any Person as and when such payments shall become due including, without limitation all Taxes.

(b)	Unit Shares and Warrants. In the case of the Corporation only, at all times reserve and keep available a sufficient number of Unit Shares and Warrants for the purpose of effecting any conversion pursuant to Article Six;

(c)	Warrant Shares. In the case of the Corporation only, for so long as the Warrants remain outstanding, reserve and keep available a sufficient number of Warrant Shares to satisfy its obligations under the Warrants;

(d)	Observation of Covenants. Duly observe and perform each and every one of its covenants and agreements set forth in this Debenture and each other Transaction Document to which it is a party.

(e)	Maintenance of Existence & Business Practices. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all Authorizations necessary or desirable in the normal conduct of its Business and ownership of its assets. Without limiting the generality of the foregoing, each Obligor shall (A) use, operate and maintain all of its property and assets in a good working order and condition, ordinary wear and tear excepted, and in accordance with good business practice and in a manner which does not impair the Security Interests of the Creditor in such property and assets; and (B) continue to collect all accounts receivable in the Ordinary Course.

(f)	Maintenance of Stock Exchange Listing. In the case of the Corporation only, for a period of two years from the applicable Conversion Date, use reasonable commercial efforts to ensure that all Shares outstanding or issuable from time to time (including without limitation the Unit Shares and Warrant Shares) continue to be or are listed and posted for trading on the CSE (or such other Canadian stock exchange acceptable to the Corporation), provided that this clause shall not be construed as limiting or restricting the Corporation from completing a consolidation, amalgamation, arrangement, takeover bid or merger that would result in the Shares ceasing to be listed and posted for trading on the CSE, so long as the holders of Shares receive securities of an entity which is listed on a stock exchange in Canada, or cash, or the holders of the Shares have approved the transaction in accordance with the requirements of applicable corporate and securities laws and the policies of the CSE.

(g)	Securities Laws and Reporting Issuer Status. In the case of the Corporation only, use its reasonable commercial efforts to maintain its status as reporting issuer in the Reporting Jurisdictions and under the U.S. Exchange Act and make all requisite filings under Applicable Securities Laws including those necessary to remain a reporting issuer not in default in each of the provinces and other jurisdictions where it is or becomes a reporting issuer.

(h)	Compliance with Laws and Contracts. Comply with, and cause each of its subsidiaries to comply with, Applicable Law and orders of any Governmental Authority applicable to it or its property and maintain in good standing and observe and perform in all material respects all contracts to which it is a party and comply with all of its material contractual obligations, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change.

(i)	Approvals. Use commercially reasonable efforts to obtain all necessary Authorizations required to be obtained by such Obligor to operate its Business, own its assets, and to complete the transactions contemplated by each of the Transaction Documents to which it is a party.

(j)	Taxes. Pay all Taxes imposed on it, or on its income or profits or its assets, when due and payable, except for any taxes assessed against such Obligor which it is in good faith contesting pursuant to a bona fide dispute process.

(k)	Insurance. Maintain insurance with respect to its property and Business (with the Creditor shown as first mortgagee and loss payee and additional insured) with financially sound and reputable insurance companies, in such amounts and covering such risks as are usually insured against by similar companies engaged in the same or a similar business.

(l)	Carry on Business and Maintain Books and Records. Continue to carry on and conduct its Business in a proper and efficient manner and maintain proper books and records, in which full and correct entries shall be made of all financial transactions and the assets and its Business and each of its subsidiaries in accordance with GAAP, and shall make such books and records available for inspection by the Creditor upon reasonable notice during normal business hours.

(m)	Inspection of Property; Books and Records.

(i)	Keep proper books of records and accounts, in which full, true and correct entries in all material respects and in any event in conformity with GAAP, its constating documents and all Applicable Law, of all dealings and transactions and assets in relation to its Business and activities.

(ii)	Upon reasonable prior notice and during normal business hours, permit the Creditor to visit and inspect any of its properties and examine and make abstracts from any of its books and records and to discuss its business operations, properties and financial and other conditions with its officers and employees and its independent certified public accountants.

(n)	Provision of Further Information. Provide to the Creditor:

(i)	notice of the occurrence of any Default or Event of Default setting out the details of any event so disclosed and the steps (if any) taken by it to remedy or cure the same;

(ii)	any material impending or current litigation, arbitration, criminal or administrative proceeding, tax claim or labour dispute or other proceeding relating to any Obligor or its property, assets or revenues, or its outstanding share capital;

(iii)	any default by any Obligor under a Contract to which it is a party with a value in excess of $100,000;

(iv)	a copy of (i) notice received in respect of any consent, Authorization or approval applicable to any Obligor and (ii) notice of any event which may result in the termination of, or the ability of any party to terminate, any Authorization, permit or approval;

(v)	the receipt of any notice given or sent to or served upon any Obligor which would constitute, or would be reasonably expected to constitute, a Material Adverse Change;

(vi)	all information as may from time to time be required by the Creditor under or in connection with compliance with any Applicable Law;

(vii)	all correspondence received by any Obligor, the subject, form or substance of which has had or would reasonably be expected to have a Material Adverse Change; and

(viii)	such other statements, reports and information, including information respecting the Business, condition (financial or otherwise), operations, performance, properties or prospects of the Obligors, as the Creditor may from time to time reasonably request.

(o)	Ownership. Defend its right, title and interest in and to its material property and assets against the claims of all other Persons, at its own expense, as well as maintain corporate ownership, direct or indirect, of all of its subsidiaries.

(p)	Use of Proceeds. Use the proceeds of the funds advanced hereunder only for the purposes set out in Section 2.4.

(q)	Security and Registrations.

(i)	As general and continuing security for the payment and performance of the Obligations hereunder, execute and deliver, in each case in form and substance satisfactory to the Creditor

A.	a guarantee of the Obligations executed by the Guarantor in favour of the Creditor;

B.	a general security agreement in favour of the Creditor creating a first-priority Encumbrance (subject only to Permitted Encumbrances) over all present and future personal property of the Corporation; and

C.	a general security agreement in favour of the Creditor creating a first-priority Encumbrance (subject only to Permitted Encumbrances) over all present and future personal property of the Guarantor,

together with such supporting materials as may be required to ensure the perfection or priority of the foregoing Encumbrances. All documents referred to in this Section 3.1(q)(i) (as amended, amended and restated, supplemented or otherwise modified from time to time) collectively referred to as the “Security Agreements”.

(ii)	Promptly upon the Creditor’s request, record, file or register, applications for registration or financing statements (and continuation or financing change statements when applicable), and make any other registrations or filings in such manner and in such jurisdictions as are necessary to protect, perfect and maintain the protection and perfection of, the Encumbrances created by the Security Agreements, and provide evidence of the foregoing to the Creditor; provided that if any Obligor fails to promptly make such recordations, filings, registrations or applications, the Creditor shall be entitled to make such recordations, filings, registrations and applications and such Obligor shall pay all expenses and costs incurred by the Creditor in connection with the foregoing.

(r)	Private Placement Closing Date. Use its commercially reasonable efforts to ensure that the Private Placement Closing Date occurs on or before August 14, 2019.

(s)	Further Assurances.

(i)	Cure promptly any defects in the execution and delivery of each Transaction Document to which it is a party, including this Debenture; and

(ii)	Upon request, execute and deliver to the Creditor, as promptly as practical and at the Obligors’ expense, all such other and further documents, agreements and instruments in compliance with or performance of the covenants and agreements of the Obligors in any of the Transaction Documents, including this Debenture, or to further evidence and more fully describe the Collateral, or to correct any omissions in any of the Transaction Documents, or more fully to state the security obligations set out herein or in any of the Transaction Documents, or to perfect, protect or preserve any Encumbrances created pursuant to any of the Transaction Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith, in the judgment of the Creditor, acting reasonably.

3.2	Negative Covenants.

So long as this Debenture remains outstanding, each Obligor covenants and agrees it shall not:

(a)	Amalgamations. Directly or indirectly, by operation of law or otherwise, amalgamate with, merge with, consolidate with or otherwise combine with, any Person, provided however that an Obligor may merge, consolidate, amalgamate or otherwise continue with any Person, if (i) no Default or Event of Default would result therefrom, (ii) the rights of the Creditor hereunder have not been materially adversely effected by such merger, consolidation, amalgamation or other combination and (iii) the entity resulting from such merger, consolidation, amalgamation or other form of combination provides written confirmation to the Creditor that it has assumed all of the obligations of such Obligor hereunder or delivers the security documents and other deliverables required to provide the Creditor a first-priority Encumbrance (subject only to Permitted Encumbrances) over all present and future personal property of such entity.

(b)	Indebtedness. Create, incur, assume or permit to exist any indebtedness, including guarantees of indebtedness of others, except indebtedness under this Debenture and the other Transaction Documents to which it is a party.

(c)	Encumbrances. Create, incur, assume or permit to exist any Encumbrance on or with respect to any of its properties or assets (whether now owned or hereafter acquired) except for Permitted Encumbrances.

(d)	Non-Arm’s Length Transactions. Sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any Affiliates, except in the Ordinary Course at prices and on terms and conditions not less favourable to the applicable Obligor than could be obtained on an arm’s-length basis from unrelated third parties.

(e)	Restricted Payments. Make any payment (whether in cash or in kind, and whether by way of actual payment, set-off, counterclaim or otherwise):

(i)	of any dividend, distribution or return of capital with respect to its equity securities;

(ii)	on account of the purchase, redemption, retirement or other acquisition of any of its equity securities or any warrants, options or similar rights with respect to its equity securities;

(iii)	of any principal of or interest or premium on any indebtedness of any Obligor that, by its terms or contractual postponement, ranks in right of payment subordinate to any of the Obligations;

(iv)	of any management, consulting or similar fee or any bonus payment or comparable payment, or by way of gift or other gratuity, to

A.	any director or officer of such Person (but excluding Ordinary Course wages, bonuses and severance paid in the Ordinary Course and consistent with industry practice); and

B.	any Affiliate of such Person or director or officer thereof;

(v)	for the purpose of setting apart any property for a sinking, defeasance or other analogous fund for any of the payments referenced above.

(f)	Change of Corporate Name or Location. Change its corporate name or change or move its chief executive office, principal place of business, corporate offices, warehouses or other locations at which Collateral is held or stored and/or the location of its records concerning the Collateral, without:

(i)	providing the Creditor with at least thirty (30) days’ prior written notice of its intention to do same; and

(ii)	having received the Creditor’s written acknowledgement that any reasonable action requested by the Creditor in connection therewith (including to continue the perfection of any Encumbrance in favour of the Creditor in any Collateral) has been completed or taken.

(g)	Disposition of Assets. Directly or indirectly sell, lease, assign, transfer, covey or otherwise dispose of (whether in one or a series of transactions) all or any portion of its Business, assets or property, real, personal or mixed, tangible or intangible, except for sales (i) of equipment, fixtures or materials that are worn-out or obsolete or have been replaced and are not required for the conduct by the applicable Obligor of its Business, (ii) of inventory made in the Ordinary Course and as part of the normal operation of its Business, or (iii) otherwise with the prior written consent of the Creditor.

(h)	Constating Documents and Material Contracts. Amend, supplement or otherwise modify its constating documents or bylaws or the terms and conditions of any Material Contract in any manner which is reasonably likely to result in a Material Adverse Change.

(i)	Dissolution. Liquidate, wind-up, dissolve themselves (or suffer any liquidation or dissolution), reorganize, make an assignment for the benefit of its creditors or file a petition, answer or consent to seeking a reorganization.

(j)	Nature of Business. Carry on any business other than (a) mineral exploration, extraction, processing and sale, and (b) any business that is the same, similar or otherwise reasonably related, ancillary or complementary thereto.

(k)	No Sale-Leasebacks. Directly, or indirectly, enter into any arrangement providing for the sale, assignment, transfer or disposition of any property used in the Ordinary Course and thereafter rent or lease such property.

(l)	Investments. Make any direct or indirect investment in any Person, whether by acquisition of shares, indebtedness or other securities, or by loan, guarantee, advance, capital contribution or otherwise, except investments in cash equivalents.

(m)	Acquisitions. Make or enter into any Acquisition without the prior written consent of the Creditor.

3.3	Obligor Representations and Warranties

Each Obligor hereby represents and warrants to the Creditor that:

(a)	Incorporation and Existence. Each Obligor:

(i)	is duly incorporated and validly existing under the laws of its jurisdiction of incorporation; and

(ii)	is duly qualified to carry on its Business in, and is in good standing in, each jurisdiction which it owns property or assets or carries on business.

(b)	Power and Capacity; Authorization, Execution and Delivery; Enforceability.

(i)	Each Obligor has the corporate power and capacity, and the legal right, to own or lease and operate its property, and to carry on its business as now conducted and as proposed to be conducted, and to enter into, execute, deliver and perform the Transaction Documents to which it is a party and, in the case of the Corporation, to obtain the loan and advances hereunder.

(ii)	Each Obligor has taken all necessary action to authorize the execution, delivery and performance of the Transaction Documents to which it is a party and, in the case of the Corporation, to authorize borrowing on the terms and conditions contained herein. No consent or Authorization of, filing with, notice to or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the extension of the loan hereunder or with the execution, delivery, performance, validity or enforceability of this Debenture or any of the Transaction Documents.

(iii)	Each Transaction Document to which each Obligor is a party has been duly executed and delivered by such Obligor and this Debenture constitutes, and each other Transaction Document when delivered by each Obligor hereunder will constitute, a valid and legally binding obligation of such Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)	No Breach of Constating Documents, Laws, Contracts or Default. The entering into, execution, delivery and performance of this Debenture and the other Transaction Documents to which each Obligor is a party, obtaining advances hereunder and the use of the proceeds thereof do not and will not:

(i)	Conflict with, contravene, violate or result in a breach of:

A.	such Obligor’s charter, by-laws or other organizational or constating documents or any resolutions of directors, shareholders, partners or similar governing body, as applicable, or the provisions of any shareholders agreement, partnership agreement or declaration of trust;

B.	any Applicable Law; or

C.	any contractual obligation of such Obligor.

(ii)	Result in, or require or permit:

A.	require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority;

B.	the creation or imposition of any Encumbrance on any of such Obligor’s properties or assets other than Permitted Encumbrances; or

C.	the acceleration of the maturity of any indebtedness under any contractual obligation.

(d)	Financial Statements. The consolidated financial statements of the Corporation for the most recently completed fiscal quarter or fiscal year, as the case may be, were prepared in accordance with GAAP and no Material Adverse Change has occurred since the date of such financial statements. The consolidated balance sheet of the aforesaid financial statement presents a fair statement of the financial condition and assets and liability of the Obligors as at the date thereof and the consolidated statements of operations, retained earnings and cashflows contained in the aforesaid consolidated financial statements fairly presents the results of the operations of the Obligors throughout the period covered thereby. Except to the extent reflected or reserved against in the aforesaid balance sheet (including the notes thereto) and except as incurred in the Ordinary Course, the Obligors do not have any outstanding indebtedness or any liability or obligations (whether accrued, absolute, contingent or otherwise) of a material nature customarily reflected or reserved against in a balance sheet (including the notes thereto) prepared in accordance with generally accepted accounting principles.

(e)	Information. All written or formally presented information pertaining to any Obligor and its subsidiaries that has been or will be made available to the Creditor is or will be, when furnished, complete and correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made.

(f)	No Material Adverse Change. Except as disclosed in the Public Record, since April 30, 2018, there has not been any Material Adverse Change and no event has occurred or circumstance exist, which has had, or could reasonably be expected to have, or result in, such a Material Adverse Change.

(g)	No Litigation. There are no actions, suits or proceedings (including any Tax-related matter) by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Obligor, threatened against or affecting such Obligor or any of its subsidiaries as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change.

(h)	No Default. No Default or Event of Default has occurred and is continuing.

(i)	Ownership of Property.

(i)	Each Obligor has title to its owned personal properties, and with respect to leased personal properties, valid leasehold interests with respect thereto, pursuant to valid and enforceable leases, free and clear of all Encumbrances (except Permitted Encumbrances) or other third-Person interests.

(ii)	Each Obligor has indefeasible fee simple title to its owned real properties, and with respect to leased real properties, valid leasehold interests with respect thereto, pursuant to valid and enforceable leases, free and clear of all Encumbrances (except Permitted Encumbrances) or other third-Person interests.

(j)	Mineral Rights.

(i)	The Technical Report and the Public Record describe all mineral interests, mining concessions, mining tenements or other mineral rights owned by or subject to any license, option or similar agreement in favour of the Corporation that are material to the business of the Corporation (the “Mineral Rights”). The Corporation does not hold, license or have any other material interest in any mineral interests, mining concessions, mining tenements or other mineral rights other than the Mineral Rights.

(ii)	The Mineral Rights have been properly located and recorded in compliance with Applicable Laws and are comprised of valid and subsisting mineral claims.

(iii)	The Corporation is the registered and beneficial owner of the Mineral Rights with good and marketable title thereto, free and clear of any title defect or Encumbrance.

(iv)	The Mineral Rights constitute all of the right, title and interest necessary or appropriate to authorize and enable the Corporation to carry on the Business.

(v)	The Corporation has the exclusive right to deal with the Mineral Rights, and there are no restrictions on the ability of the Corporation to use, transfer or exploit the Mineral Rights except pursuant to Applicable Laws.

(vi)	No person other than the Corporation has any interest in the production or profits to be obtained in the future from the Mineral Rights or any royalty in respect thereof or any right to acquire any such interest.

(vii)	There are no farm-in or earn-in rights, rights of first refusal or similar rights or provisions which could materially affect the Mineral Rights.

(viii)	The Corporation has not received any notice, whether written or oral, from any Governmental Authority or any person with jurisdiction or applicable authority of any revocation or intention to revoke the interest of the Corporation in any Mineral Right.

(ix)	The Mineral Rights are in good standing under applicable Law; all work required to be performed thereon has been performed and all Taxes, rentals, fees, expenditures and other payments in respect thereof have been paid or incurred and all filings in respect thereof have been made.

(x)	All exploration activities in respect of the Mineral Rights have been conducted in all material respects in accordance with good mining and engineering practices and all material workers’ compensation and health and safety regulations have been complied with.

(xi)	There are no adverse claims, actions, suits or proceedings that have been commenced, and to the knowledge of the Corporation none are pending or threatened and there are no state of facts or events that may give rise thereto or which could affect the title to or right to explore or develop the Mineral Rights which involves the possibility of any judgment or liability affecting the Mineral Rights.

(k)	Expropriation. No asset of any Obligor and none of the Mineral Rights have been taken or expropriated by any Governmental Authority or person, nor has any notice or proceeding in respect thereof been given or commenced nor, to the knowledge of such Obligor, is there any intent or proposal to give any such notice or commence any such proceeding.

(l)	No Options, etc. Other than as disclosed in the Public Record, no person has any contract (including an option) or any right or privilege capable of becoming same for the purchase from any Obligor of any of its material assets (including without limitation the Mineral Rights).

(m)	Environmental. Except as disclosed in the Disclosure Schedule:

(i)	To the knowledge of each Obligor, the Business, and the Mineral Rights and all operations thereon have been and are in material compliance with Environmental Laws.

(ii)	The Obligors have not used or permitted to be used, except in compliance with all Environmental Laws, any property of such Obligor to release, generate, manufacture, process, distribute, use, treat, store, transport or handle any Hazardous Substance.

(iii)	None of the Obligors, the Business nor the Mineral Rights is subject to any pending, nor, to the knowledge of the Obligors, any threatened:

A.	claim, action, notice, demand, allegation, investigation, proceeding, application, order, judgment, requirement or directive which relates to environmental, Hazardous Substances, human health or safety matters, and which may require or result in any work, repairs, rehabilitation, reclamation, remediation, construction, obligations, liabilities or expenditures (and there is no basis for such a claim, action, notice, demand, allegation, investigation, proceeding, application, order, judgment, requirement or directive); or

B.	allegation, demand, direction, order, notice or prosecution with respect to any Environmental Law applicable thereto including any Laws respecting the use, storage, treatment, transportation, rehabilitation, reclamation, remediation or disposition of any Hazardous Substance (including without limitation tailings, waste rock, sediment from erosion, wastewater and surface water run-off) from the Business or the Mineral Rights and the Obligors have not settled any allegation of non-compliance with Environmental Laws prior to prosecution.

(iv)	To the knowledge of each Obligor, there are no pending or proposed changes to Environmental Laws that would render illegal or materially restrict, the Business.

(n)	Taxes and Filings. Except as disclosed in the Disclosure Schedule, all Taxes due and payable by any Obligor, have been paid except where the failure to pay such Taxes would not reasonably be expected to result in a Material Adverse Change. All Tax Returns, declarations, remittances and filings required to be filed by any Obligor have been filed with all appropriate governmental authorities and all such returns, declarations, remittances and filings did not contain a misrepresentation as at the respective dates thereof except where the failure to file such documents or such misrepresentation would not reasonably be expected to have a Material Adverse Change. To the knowledge of each Obligor, no examination of any Tax Return of such Obligor is currently in progress and there are no issues or disputes outstanding with or threatened by any governmental authority respecting any Taxes that have been paid, or may be payable, by such Obligor.

(o)	Authorized Capital. The authorized capital stock of the Corporation consists of 400,000,000 shares of common stock with a par value of US$0.001, of which 145,990,357 Shares are issued and outstanding as of the date hereof. The Disclosure Schedule sets forth the issued and outstanding capital of the Corporation as at the date set out therein. All of the issued and outstanding Shares are fully paid and non-assessable and have been duly and validly authorized and issued, in compliance with Applicable Laws and not in violation of or subject to any pre-emptive or similar right that entitles any Person to acquire from the Corporation any Shares or other security of the Corporation. The subsidiaries of the Corporation do not and, except pursuant to the Transaction Documents or as set out in the Disclosure Schedule, the Corporation does not have any outstanding agreement, subscription, warrant, option or commitment (nor has it granted any right or privilege capable of becoming an agreement, subscription, warrant, option or commitment) relating to any equity interest of the Corporation or any of its subsidiaries or obligating it to issue or sell any Shares or other securities, including any security or obligation of any kind convertible into or exchangeable for Shares or other security. Other than as set out in the Disclosure Schedule, there is no outstanding shareholder agreement, proxy, voting trust, right to require registration under any

Applicable Securities Laws or any other arrangement or commitment to which the Corporation or any of its subsidiaries is a party or bound, with respect to the securities of the Corporation or any of its subsidiaries, including the voting, disposition or registration of thereof.

(p)	Valid Issuance of Debenture. This Debenture has been duly and validly created and issued, and will be free of restrictions on transfer other than restrictions on transfer set forth in this Debenture and under Applicable Securities Laws.

(q)	Valid Issuance of Units. The Units have been or will be prior to the applicable Conversion Date duly created and authorized for issuance and, upon conversion of the Debenture in accordance with its terms, will be validly issued.

(r)	Valid Issuance of Unit Shares. The Unit Shares have been or will be prior to the applicable Conversion Date duly reserved and authorized for issuance and, when issued and delivered by the Corporation upon conversion of the Debenture in accordance with its terms, will be validly issued as fully paid and non-assessable shares in the capital stock of the Corporation, free and clear of any and all Encumbrances.

(s)	Valid Issuance of Warrants. The Warrants have been or will be prior to the applicable Conversion Date duly created and authorized for issuance and, when issued and delivered by the Corporation upon conversion of the Debenture in accordance with its terms, will be validly issued.

(t)	Valid Issuance of Warrants Shares. The Warrant Shares have been or will be prior to the applicable Conversion Date duly reserved and authorized for issuance and, upon receipt by the Corporation of the exercise price for the Warrants in full in accordance with the terms thereof, will be validly issued as fully paid and non-assessable shares in the capital stock of the Corporation, free and clear of any and all Encumbrances.

(u)	Securities Regulatory Matters.

(i)	The Corporation is a “reporting issuer” under the Applicable Securities Laws of each of the Reporting Jurisdictions and is not noted as being in default on the list of reporting issuers maintained under the Applicable Securities Laws of each of the Reporting Jurisdictions, and in particular, without limiting the foregoing, the Corporation is in material compliance with its disclosure obligations under the Applicable Securities Laws and there is no material change relating to the Corporation which has occurred and with respect to which the requisite material change report has not been filed with the Securities Regulators and with the SEC. The Corporation has not taken any action to cease to be a reporting issuer in any jurisdiction in which it is a reporting issuer, and has not received any notification from a Securities Regulator or the SEC seeking to revoke the reporting issuer status of the Corporation. The Corporation is current in filing all reports required to be filed by it pursuant to Section 13(a) or Section 15(d) of the U.S. Exchange Act.

(ii)	Except as disclosed in the Disclosure Schedule, as of their respective filing dates, each of the documents comprising the Public Record complied in all material respects with the requirements of Applicable Securities Laws. None of the documents comprising the Public Record contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The Corporation has not filed any confidential material change report or other confidential report with any Securities Regulators, the SEC or other Governmental Authority which at the date hereof remains confidential.

(iii)	The Technical Report complies in all material respects with the provisions of NI 43-101

(v)	Listing of Shares. The Shares are listed and posted for trading on the CSE and no order ceasing or suspending trading in any securities of the Corporation or prohibiting the issuance of such securities or the trading of any of the Corporation’s issued Shares has been issued and no (formal or informal) proceedings for such purpose have been threatened or, to the knowledge of the Corporation, are pending. The Corporation has not taken any action which would reasonably be expected to result in the delisting or suspension of the Shares on or from the CSE.

(w)	Subsidiaries; Equity Interests.

(i)	The Disclosure Schedule sets out:

A.	the legal name of each Obligor and each of its subsidiaries and their respective jurisdiction of organization; and

B.	the equity securities issued and outstanding by each direct or indirect subsidiary of each Obligor, and the registered and beneficial owners thereof

(ii)	The Guarantor is the only material subsidiary of the Corporation.

(iii)	All of the outstanding equity interests of each Obligor and each of its subsidiaries have been validly issued, are fully-paid and non-assessable free and clear of all Encumbrances except Permitted Encumbrances.

(iv)	Neither Obligor is party to any unanimous shareholders agreement, shareholders agreement, partnership or other agreement relating to the shares or other equity interests in the such Obligor.

(v)	Neither the Obligors nor any of their subsidiaries have any interests in any partnerships, joint ventures or other entities.

(x)	Compliance with Contracts. Except for matters that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) no Obligor is and, to the knowledge of such Obligor, no third party is in breach or default of any contract, instrument or other agreement to which it is a party and (ii) no event has occurred which, with notice or lapse of time or both, would constitute such a default or breach.

(y)	Compliance with Laws, Licenses and Authorization. Each Obligor (i) has conducted and is conducting its Business in compliance in all material respects with all

Applicable Laws of each jurisdiction in which it carries on business and (ii) possesses or will possess all Authorizations necessary to carry on its Business as currently conducted and such Obligor expects any additional Permits that are required to carry out its planned business activities, including without limitation the re-commencement of exploration activities at the Project, to be obtained, except where the failure to possess or obtain such Permits would not reasonably be expected to result in a Material Adverse Change. Each Obligor is in compliance in all material respects with the terms and conditions of all such Authorizations and such Obligor has not received any notice of the material modification, revocation or cancellation of, or any intention to materially modify, revoke or cancel or any proceeding relating to the modification, revocation or cancellation of any such Authorization.

(z)	Insolvency. No Obligor nor any subsidiary thereof has admitted in writing that it is, or has been declared to be, insolvent or unable to pay its debts as they become due. No Obligor nor any subsidiary thereof has committed an act of bankruptcy or sought protection from its creditors before any court or pursuant to any legislation, proposed a compromise or arrangement to its creditors generally, taken any proceeding with respect to a compromise or arrangement, taken any proceeding to be declared bankrupt or wound up, taken any proceeding to have a receiver appointed of any of its assets, had any person holding any Encumbrance, charge, hypothec, pledge, mortgage, title retention agreement or other security interest or receiver take possession of any of its property, had an execution or distress become enforceable or levied upon any portion of its property or had any petition for a receiving order in bankruptcy filed against it.

(aa)	Solvency. Each Obligor and each subsidiary thereof is, and after giving effect to the incurrence of all indebtedness and obligations incurred in connection herewith will be, solvent, is able to pay its debts as they become due, has capital sufficient to carry on its business, and now owns property having a value (both at fair market value and on a liquidation basis) greater than the amount required to repay all of its indebtedness.

(bb)	Insurance. The assets, Business and operations of each Obligor are insured against loss or damage with financially sound and reputable insurers on a basis consistent with insurance obtained by reasonably prudent participants in a comparable business in comparable circumstances and such coverage is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

(cc)	Material Contracts. Each of the Material Contracts is in full force and effect. No Obligor is in default under or in breach of any term or condition of any Material Contract to which it is a party that would result in, either individually or in the aggregate, a Material Adverse Change, nor is such Obligor aware of any default under or breach of any term or condition of any Material Contract by any other party thereto that would result in a Material Adverse Change.

3.4	Reliance and Survival of Representations and Warranties

The representations and warranties of the Obligors contained in this Debenture and in all certificates delivered pursuant to or contemplated by this Debenture will survive the execution of this Debenture. Each representation and warranty will be deemed to repeat on the date of the drawdown hereunder and each Conversion Date. The Obligors acknowledge that the representations, warranties, covenants and acknowledgements contained in this Debenture are made by the Obligors with the intent that they may be relied upon by the Creditor and its legal counsel. The Obligors covenant with the Creditor that such representations, warranties, covenants and acknowledgements will be true at the time of execution of this Debenture, at the time of drawdown hereunder and at each Conversion Date.

Article Four
COVENANTS AND REPRESENTATIONS OF THE CREDITOR

4.1	Acknowledgements of the Creditor

The Creditor acknowledges and agrees with the Corporation that:

(a)	The Corporation intends to complete the Private Placement and may complete additional financings in the future which may have a dilutive effect on existing stockholders at such time, including the Creditor, subject to the additional purchase rights granted to the Creditor in a previous financing;

(b)	No agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor has any such agency, governmental authority, regulatory body, stock exchange or other entity made any recommendation or endorsement with respect to the Securities;

(c)	The sale and delivery of the Debenture and the distribution of the Securities is conditional upon such sale being exempt from the registration and prospectus filing requirements in connection with the distribution of the Securities under Applicable Securities Laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus;

(d)	The Securities are subject to resale restrictions under Applicable Securities Laws and the Creditor will comply with all applicable Laws concerning any resale of the Securities and the Creditor will consult with its legal advisors with respect to complying with any restrictions applying to such resale;

(e)	None of the Securities have been registered under the U.S. Securities Act or the Applicable Securities Laws of any State in the United States, and the Creditor may not offer, sell or otherwise transfer the Securities, directly or indirectly, within the United States, unless (i) the offer and sale of the Securities is registered under the U.S. Securities Act and the Applicable Securities Laws of all applicable States or (ii) an exemption from such registration requirements is available and the Creditor, prior to such sale or transfer, has furnished to the Corporation an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, or other certifications reasonably satisfactory to the Corporation, to that effect;

(f)	Hedging transactions involving the Securities may not be conducted unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with Applicable Securities Laws;

(g)	The Debenture is being issued on a “private placement” basis;

(h)	The Creditor is solely responsible for obtaining such tax and legal advice from its own advisors as it considers appropriate in connection with the execution, delivery and performance by it of this Debenture and the transactions contemplated hereunder (including the resale and transfer restrictions referred to herein);

(i)	The Creditor understands and agrees that there may be material tax consequences as a result of acquiring, holding or disposing of the Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences under United States, Canadian, state, provincial, local or foreign tax Law as a result of the Creditor acquiring, holding or disposing of the Securities, and the Creditor acknowledges that it is solely its responsibility for determining the tax consequences of an investment in the Debenture;

(j)	In issuing this Debenture, the Corporation is relying upon the representations, warranties, covenants and acknowledgements of the Creditor set out herein. The Creditor hereby agrees to notify the Corporation immediately of any change in any representation, warranty, covenant, acknowledgement or other information relating to the Creditor contained in this Debenture that takes place prior to the Private Placement Closing Date;

(k)	The Creditor consents to the Corporation making a notation on its records or giving instructions to any registrar or transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described in this Debenture, and the Corporation will refuse to register any transfer of the Securities not made in accordance with Regulation S, pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption from the registration requirements of the U.S. Securities Act and in accordance with Applicable Securities Laws of the applicable state;

(l)	The Creditor is solely responsible for any lost certificates representing the Securities issued with respect to this Debenture delivered to the address set forth in Section 8.6(a) hereof, and all costs relating to any future permitted removal of any legends affixed to the certificates representing the Securities issued pursuant to this Debenture;

(m)	The Corporation has advised the Creditor that the Corporation is relying on an exemption from the requirements to provide the Creditor with a prospectus under Applicable Securities Laws and, as a consequence of acquiring the Debenture pursuant to this exemption, certain protections, rights and remedies provided by such Laws, including statutory rights of rescission or damages, will not be available to the Creditor;

(n)	No Person has made to the Creditor any written or oral representations:

(i)	that any Person will resell or repurchase the Securities;

(ii)	as to the future price or value of any of the Securities;

(o)	Upon the issuance thereof, and until such time as the same is no longer required under Applicable Securities Laws, any certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear legends in substantially the following form:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE JUNE 15, 2019.”

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO RISE GOLD CORP. (THE “ISSUER”); (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT; OR (E) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER AND/OR TRANSFER AGENT FOR THIS SECURITY, AS APPLICABLE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.”; and

(p)	The Creditor acknowledges and consents to the fact that the Corporation is collecting the Creditor’s personal information for the purpose of fulfilling this Debenture. The Creditor agrees that such personal information may be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, (c) Canadian and U.S. tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 and (e) any of the other parties involved in the issuance of the Debenture, including the Corporation’s legal counsel, and may be included in record books in connection with the issuance of the Securities. By executing this Debenture, the Creditor is deemed to be consenting to the foregoing collection, use and disclosure of the Creditor’s personal information and to the retention of such personal information for as long as permitted or required by Law or business practice. Notwithstanding that the Creditor may be acquiring the Securities as trustee or agent on behalf of an undisclosed principal, the Creditor agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing.

4.2	Representations, Warranties and Covenants of the Creditor

The Creditor represents and warrants to, and covenants with the Corporation that:

(a)	The Creditor is resident in Nevada, USA;

(b)	The Creditor is purchasing the Debenture as principal for its own account and not for the benefit of any other Person, and not with a view to the resale or distribution of all or any of the Securities;

(c)	The Creditor will only offer, sell or otherwise transfer the Securities pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exemption from the registration requirements imposed by the U.S. Securities Act and in compliance with state Applicable Securities Laws (and, in each case where there is no effective registration statement, only if an opinion of counsel of recognized standing reasonably satisfactory to the Corporation or other certifications reasonably satisfactory to the Corporation, have been provided to the Corporation to that effect);

(d)	The Creditor acknowledges and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the U.S. Securities Act or is made in compliance with the exemption from registration provided by Rule 144 promulgated under the U.S. Securities Act;

(e)	The Creditor has no contract, undertaking, agreement or arrangement with any Person to sell, transfer or pledge to such Person, or anyone else, the Securities or any part thereof, or any interest therein, and has no present plans to enter into any such contract, undertaking, agreement or arrangement;

(f)	The Creditor is:

(i)	a U.S. Accredited Investor by virtue of being an entity in which all of the equity owners are U.S. Accredited Investors and shall be a U.S. Accredited Investor on the Private Placement Closing Date;

(ii)	an Accredited Investor by virtue of being a Person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are Persons that are Accredited Investors;

(iii)	acknowledges that it is acquiring the Securities as an investment for its own account and not with a view to any resale, distribution or other disposition of the Securities in violation of U.S. federal or state Applicable Securities Laws;

(iv)	understands and acknowledges that the Securities have not been registered under the U.S. Securities Act or any state securities laws and that the sale of the Debenture contemplated hereby is being made solely to the Creditor, as a U.S. Accredited Investor in a transaction not requiring registration under the U.S. Securities Act; accordingly the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act;

(v)	acknowledges that the Corporation has not registered the offer and sale to the Creditor of the Debenture or the issuance of any of the Securities under the U.S. Securities Act, and that there are substantial restrictions on the transferability of, and that it may not readily be possible for the Creditor to liquidate, its investment in the Securities; and

(vi)	acknowledges and confirms that the purchase of the Debenture has not been made through or as a result of any general solicitation or general advertising (as such terms are defined in Rule 502(c) of Regulation D);

(g)	The Creditor has been duly incorporated and validly exists under the Laws of its jurisdiction of incorporation or continuance and this Debenture has been duly authorized by all necessary corporate action and constitutes a legal and binding agreement of the Corporation;

(h)	The Creditor has not been created and is not being used primarily to permit the purchase of the Securities without a prospectus in reliance on an exemption from the prospectus requirements of Applicable Securities Laws or other applicable Laws;

(i)	The Creditor is capable of assessing and evaluating the risks and merits of this investment as a result of the Creditor’s financial, investment or business experience or as a result of advice received from a registered Person other than the Corporation or an Affiliate thereof, and the Creditor is able to bear the economic loss of its investment;

(j)	This Debenture has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Creditor except that the enforceability of this Debenture may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium and similar Laws affecting creditors’ rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and will not violate or conflict with the terms of any restriction, agreement or undertaking to which the Creditor is a party;

(k)	No prospectus or offering memorandum within the meaning of Applicable Securities Laws has been delivered to or summarized for or seen by the Creditor in connection with the issuance of the Debenture and the Securities, and the Creditor is not aware of any such prospectus or offering memorandum having been prepared by the Corporation for such purpose;

(l)	The Creditor has no intention to, and will not, distribute (either directly or indirectly) any of the Securities in the United States, except in compliance with the U.S. Securities Act and the Applicable Securities Laws of all applicable states of the United States or if an exemption from such requirements is available;

(m)	The entering into of this Debenture and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any Law applicable to, or the constating documents of, the Creditor or of any agreement, written or oral, to which the Creditor may be a party or by which it is or may be bound or the termination of any such agreement;

(n)	The Creditor will execute and deliver within the approved time periods, all documentation as may be required by the Applicable Securities Laws or other applicable Laws to permit the purchase and sale of the Securities on terms herein set forth;

(o)	If required by Applicable Securities Laws or other applicable Laws the Creditor will execute, deliver, file and otherwise assist the Corporation in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required;

(p)	The Corporation has provided the Creditor with the opportunity to ask questions and seek answers concerning this Debenture and the Creditor has had access to all information concerning the Corporation as it has considered necessary in connection with its decision to purchase the Debenture. The Creditor further represents and warrants that the Creditor has received satisfactory information concerning the business and financial condition of the Corporation in response to all inquiries in respect thereof;

(q)	The Corporation’s legal counsel is acting solely for the Corporation in connection with the Offering, the Creditor may not rely upon such counsel in any respect and the Creditor has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription;

(r)	The Creditor shall irrevocably appoint and designate a person having and maintaining a place of business in the Province of British Columbia as the true and lawful attorney and duly authorized agent for acceptance of services of legal process of the Creditor;

(s)	To the best of the Creditor’s knowledge none of the funds advanced (i) have been or will be derived from or related to any activity that is deemed criminal under the Laws the United States of America or any other jurisdiction, or (ii) are being tendered on behalf of a Person or entity who has not been identified to the Creditor. The Creditor will promptly notify the Corporation if the Creditor discovers that any of such representations ceases to be true, and will provide the Corporation with appropriate information in connection therewith; and

(t)	The Creditor has read and understands the contents of this Debenture and agrees to be legally bound hereby.

4.3	Reliance Upon Representations, Warranties, Covenants and Acknowledgements

The Creditor acknowledges that the representations, warranties, covenants and acknowledgements contained in this Debenture are made by the Creditor with the intent that they may be relied upon by the Corporation and its legal counsel. The Creditor covenants with the Corporation that such representations, warranties, covenants and acknowledgements will be true at the time of execution of this Debenture, at the date of drawdown hereunder and at each Conversion Date, and will continue in full force and effect and be binding upon the Creditor notwithstanding any conversion of the Debenture or subsequent disposition of the Securities.

Article Five
CONDITIONS PRECEDENT

5.1	Conditions Precedent to Advance

The obligation of the Creditor to make the advance under this Debenture will be subject to the completion of each of the following conditions precedent to the satisfaction of the Creditor:

(a)	the Creditor shall have received, in each case duly executed and delivered and in form and substance satisfactory to the Creditor, (i) this Debenture and (ii) each other Transaction Document;

(b)	the Creditor shall be satisfied that all governmental, regulatory, shareholder and third-party consents and approvals necessary or desirable in connection with entering into this

Debenture and the transactions contemplated hereby, and the continuing operations of the Obligors and their subsidiaries, have been obtained and be in full force and effect,

(c)	the Creditor shall have received evidence of insurance coverage in form, scope and substance satisfactory to the Creditor and otherwise in compliance with Section 3.1(k) of this Debenture;

(d)	each Obligor shall have delivered an officer’s certificate from a senior officer of such Obligor attaching true and complete copies of its constating documents, a certificate of incumbency and resolutions of the directors of such Obligor authorizing the transactions contemplated hereby;

(e)	the Creditor shall be in receipt of a certificate of status or the equivalent for each Obligor from its jurisdictions of formation and each other jurisdiction in which such Obligor is registered;

(f)	the Creditor shall be in receipt of legal opinions, in form and substance satisfactory to the Creditor and its counsel, covering such matters incidental to the transactions contemplated by this Debenture as the Creditor and its counsel may require;

(g)	the Creditor shall have received a bringdown certificate of the Corporation confirming (i) all representations and warranties of the Obligors contained herein remain true and correct in all material respects, (ii) no Default or Event of Default exists under any of the Transaction Documents, and (iii) the non-occurrence of any Material Adverse Change;

(h)	the Creditor shall have received and be satisfied with the results of all personal property, real property, pending litigation, judgment, bankruptcy, bulk sale, execution and other searches conducted by the Creditor and its counsel with respect to each Obligor in all jurisdictions selected by the Creditor;

(i)	each Obligor shall have irrevocably appointed and designated a person having and maintaining a place of business in the Province of British Columbia as the true and lawful attorney and duly authorized agent for acceptance of services of legal process of such Obligor;

(j)	the Creditor shall have received such other documents, information and deliveries as may be reasonably required by the Creditor; and

(k)	the Corporation shall have made required filings under Applicable Securities Law required to permit the issuance of the Debenture and the allotment and issuance of the Units, Unit Shares, Warrants and Warrant Shares upon the terms and conditions set forth herein, including without limitation, all required filings with the CSE.

Article Six
CONVERSION OF CONVERTIBLE DEBENTURE

6.1	Optional Conversion of Debenture into Units.

(a)	Optional Conversion. The Creditor shall have the right, at its option upon written notice at any time and from time to time during which any Obligations are outstanding, to convert the whole or any part of the Obligations outstanding hereunder into Units. The number of Units issuable on any such conversion shall be determined by dividing the amount of the Obligations elected for conversion by the Conversion Price, subject to the terms and conditions and in the manner set forth herein.

(b)	Discretionary Conversion Mechanism. The Creditor may exercise its rights to convert herein by delivering to the Corporation a Conversion Notice setting out the Conversion Amount, the resulting number of Units and the Conversion Date. Thereupon, the Creditor shall be entered in the books of the Corporation as at the applicable Conversion Date as the holder of the number of fully paid and non-assessable Unit Shares and Warrants into which the designated principal sum is convertible in accordance with the provisions hereof and, as soon as practicable thereafter, the Corporation shall deliver a certificate or certificates representing such Unit Shares and Warrants to the Creditor.

(c)	No Prejudice. An election to convert after an Event of Default is without prejudice to the other remedies available to the Creditor.

6.2	Automatic Conversion Mechanism

(a)	Automatic Conversion. Provided that the Private Placement Closing Date occurs on or before August 14, 2019, the whole of the Principal Sum outstanding hereunder will be deemed, without any further action, to be converted into Units effective as of the Private Placement Closing Date.

(b)	Automatic Conversion Procedure. At least three Business Days prior to the Private Placement Closing Date the Corporation shall notify the Creditor of the impending closing of the Private Placement and the number of Units to be issued to the Creditor pursuant to section 6.2(a). The number of Units issuable on the Private Placement Closing Date pursuant to this Section 6.2 shall be determined by dividing the outstanding Principal Sum by the Conversion Price, subject to the terms and conditions and in the manner set forth herein.

6.3	Resale Restrictions

(a)	U.S. Resale Restrictions. All Unit Shares and Warrants issuable upon conversion of this Debenture or in lieu of a cash interest payment as contemplated by Section 2.3 (a), and all Warrant Shares issuable upon any exercise of Warrants, shall bear the U.S. restrictive legend set forth on the cover page of this Debenture and be subject to the resale restrictions on Applicable Securities Laws.

(b)	Canadian Resale Restrictions. All Unit Shares and Warrants issued upon conversion of this Debenture (and any Warrant Shares issued upon any exercise of Warrants) prior to June 15, 2019 shall bear the Canadian legend set forth on the cover page of this Debenture and be subject to the resale restrictions of Applicable Securities Laws.

6.4	Conversion Date.

For the purposes hereof, this Debenture (or such part thereof, if applicable) shall be deemed to be converted on the applicable Conversion Date. As of and from the applicable Conversion Date, the Unit Shares so issued shall for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Shares in the name of the Creditor and the

Warrants so issued shall for all purposes be and be deemed to be issued and outstanding. Upon the issue by the Corporation of the said certificate or certificates representing the applicable Unit Shares and Warrants, the principal amount of this Debenture, as the case may be, shall be automatically reduced by such principal amount.

6.5	No Fractional Securities.

Notwithstanding anything contained herein, the Corporation shall in no case be required to issue fractional securities upon the conversion of this Debenture. If any fractional interest in the securities would, except for the provisions of this Section, be deliverable upon the conversion of this Debenture, the Corporation shall, in lieu of delivering any certificate of fractional interest, satisfy the fractional interest by issuing the next highest whole number of Unit Shares or Warrants.

6.6	Reservation of Unit Shares and Warrants.

The Corporation covenants and agrees that so long as any part of the principal sum outstanding hereunder or interest under this Debenture remains outstanding, it will at all times reserve out of its unissued Shares a sufficient number of unissued Unit Shares and keep available a sufficient number of Warrants so as to entitle all of such principal sum outstanding hereunder at any time to be converted upon the basis and upon the terms and conditions provided for in this Article Six.

6.7	Adjustment of Shares of the Corporation.

In the event of any reclassification or change of the Shares or in the case of any stock dividend or distribution payable on the Shares or any amalgamation or merger of the Corporation with or into any other corporation (other than an amalgamation or merger which does not result in any reclassification or change of the shares), the Creditor shall be entitled to receive, and shall accept in the event of conversion, in lieu of the number of Unit Shares and Warrants to which it was theretofore entitled upon such conversion, the kind and amount of shares and other securities or property which the Creditor would have been entitled to receive as a result of such reclassification, change, dividend payment, distribution, amalgamation or merger if, on the effective date thereof, the Creditor had been a registered holder of the respective number of Unit Shares and Warrants to which it was theretofore entitled upon conversion.

6.8	Notice of Special Matters

The Corporation shall give notice to the Creditor, in the manner provided in Section 8.6(a), of its intention to fix a record date for any event mentioned in Section 6.7 which may give rise to an adjustment in the Unit Shares and Warrants which may be acquired pursuant to this Article Six, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to such applicable record date.

Article Seven
EVENTS OF DEFAULT

7.1	Events of Default.

The occurrence of any one or more of the following events or conditions shall constitute an “Event of Default” under this Debenture:

(a)	any Obligor fails to pay any principal amount owing under this Debenture or any other Transaction Document to which it is a party when due or any interest, fee or other amount payable hereunder or such other Transaction Document when due and payable;

(b)	any representation, warranty, certification or other statement of fact made or deemed made by or on behalf of any Obligor herein or in any other Transaction Document to which it is a party or any amendment or modification hereof or thereof or waiver hereunder or thereunder or in any certificate, document, report, financial statement or other document furnished by or on behalf of any Obligor under or in connection with this Debenture or any other Transaction Document, proves to have been false or misleading in any material respect on or as of the date made or deemed made;

(c)	any Obligor fails to perform or observe any covenant, term, condition or agreement contained in this Debenture or fails to perform or observe any other covenant, term, condition or agreement contained in any other Transaction Document to which it is a party;

(d)	any event or condition occurs that results in any indebtedness of any Obligor becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder such indebtedness or any trustee or agent on the holder’s behalf to cause any such indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

(e)	any Obligor fails to perform or observe any covenant, term, condition or agreement under any Material Contract to which it is a party;

(f)	any Obligor shall commence a voluntary case or other proceeding seeking a stay, liquidation, reorganization, compromise, arrangement or other relief with respect to any Obligor or its debts under any bankruptcy, insolvency, arrangement or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of any Obligor or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;

(g)	an involuntary case or other proceeding shall be commenced against any Obligor seeking a stay, liquidation, reorganization, compromise, arrangement or other relief with respect to any Obligor or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of any Obligor or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 30 consecutive days;

(h)	if any proceedings are taken to enforce any Encumbrance affecting the assets of any Obligor or if a distress or any similar process be levied or enforced against such assets and such proceedings are not dismissed or stayed within twenty (20) days after the commencement thereof;

(i)	if a writ, execution, attachment or similar process is issued or levied against all or any portion of the property of any Obligor or any of its subsidiaries in connection with any judgment against it in an aggregate amount of at least $100,000 and such writ, execution, attachment or similar process is not released, bonded, satisfied, discharged, vacated or stayed within thirty days after its entry, commencement or levy;

(j)	if one or more encumbrancers, liens or landlords take possession of any part of the property of any Obligor or attempt to enforce their security or other remedies against such property and their claims remain unsatisfied for such period as would permit such property to be sold thereunder and such property which has been repossessed or is capable of being sold has an aggregate fair market value of at least $100,000;

(k)	this Agreement, any other Transaction Document or any material obligation or other material provision hereof or thereof at any time for any reason terminates or ceases to be in full force and effect and a legally valid, binding and enforceable obligation of each Obligor party thereto, or is declared to be void or voidable or is repudiated by any Obligor, or the validity, legality or enforceability hereof or thereof is at any time contested by such Obligor, or such Obligor denies that it has any or any further liability or obligation hereunder or thereunder, or at any time it is unlawful for such Obligor to perform any of its material obligations hereunder or thereunder;

(l)	any Encumbrance purported to be created by the Security Agreements (or any other security document granted in favour of the Creditor pursuant to this Debenture) shall cease to be, or shall be asserted by any Obligor not to be, a valid, perfected, first priority Encumbrance in Collateral (subject to Permitted Encumbrances) with a fair market value in excess, individually or in the aggregate, of $100,000;

(m)	any Change of Control occurs;

(n)	any Obligor or any of its subsidiaries shall abandon or suspend all or any material portion of its interest in the Project or surrender, cancel or release, or suffer any termination or cancellation of its licence, any of its material right or interest in the Project;

(o)	any Governmental Authority:

(i)	condemns, nationalises, seizes or otherwise expropriates all or any material portion of the Project; or

(ii)	assumes custody or control of all or any material portion of the Project,

(p)	there occurs, in the judgement of the Creditor, a Material Adverse Change.

7.2	Rights of the Creditor

(a)	Upon the occurrence and during the continuance of an Event of Default, following written notice from the Creditor, all Obligations shall become forthwith due and payable.

(b)	The Creditor, without exonerating in whole or in part any Obligor, or forfeiting any rights hereunder may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from or from perfecting securities of, may accept compositions from, and may otherwise deal with each Obligor and all other Persons and securities as the Creditor may see fit.

(c)	Following the occurrence of an Event of Default, and for so long as such event shall persist, if any Obligor shall fail to perform any of its covenants or agreements in this Debenture or any other applicable Transaction Document, the Creditor may (but shall have no obligation to) perform any or all such covenants or agreements in any manner deemed fit by the Creditor without thereby waiving any rights to enforce the applicable Transaction Documents.

(d)	Nothing herein shall obligate the Creditor to extend or amend any credit to any Obligor or to any other Person.

(e)	No failure to exercise and no delay in exercising, on the part of the Creditor, any right, remedy, power or privilege hereunder or under the other Transaction Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Article Eight
GENERAL

8.1	Indemnities

The Creditor agrees to indemnify and hold harmless the Corporation and its directors, officers, employees, agents, advisors and legal counsel, and their respective Associates and Affiliates, from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Creditor contained herein or in any document furnished by the Creditor to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Creditor to comply with any covenant, acknowledgement or agreement made by the Creditor herein or in any document furnished by the Creditor to the Corporation in connection herewith. Each of the Obligors agrees to indemnify and hold harmless the Creditor and its directors, officers, employees, agents, advisors and legal counsel, and their respective Associates and Affiliates, from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of such Obligor contained herein or in any document furnished by such Obligor to the Creditor in connection herewith being untrue in any material respect or any breach or failure by such Obligor to comply with any covenant, acknowledgement or agreement made by such Obligor herein or in any document furnished by such Obligor to the Creditor in connection herewith.

8.2	Waiver.

No act or omission by the Creditor in any manner whatever shall extend to or be taken to affect any provision hereof or any subsequent breach or default or the rights resulting therefrom save only an express waiver in writing. No waiver of any of the provisions of this Debenture shall be deemed to constitute a waiver of any other provisions (whether or not similar), nor shall such waiver constitute a waiver or continuing waiver unless expressly provided in writing duly executed by the party to be bound thereby. A waiver of default shall not extend to, or be taken in any manner whatsoever to affect the rights of the Creditor with respect to any subsequent default, whether similar or not. Each Obligor waives every defence based upon any or all indulgences that may be granted to the Creditor.

8.3	No Merger or Novation.

Neither the taking of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the liability of each Obligor to pay the moneys owing under the Transaction Documents to which it is a party nor shall the same operate as a merger of any covenant herein contained or of any other Obligation, nor shall the acceptance of any payment or security constitute or create any novation.

8.4	Amalgamation.

Each Obligor acknowledges that if it amalgamates with any other corporation or corporations (a) the term “Corporation” or “Guarantor”, as applicable, and “Obligor” where used herein shall extend to and include each of the amalgamating corporations and the amalgamated corporation, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of each of the amalgamating corporations and the amalgamated corporation.

8.5	Creditor May Remedy Default.

If any Obligor fails to do anything hereby required to be done by it, the Creditor may, but shall not be obliged to, do all or any such things, and all sums thereby expended by the Creditor shall be payable forthwith the Obligors, shall be secured by the Security Agreements and shall have the benefit of the lien created thereby, but no such performance by the Creditor shall be deemed to relieve the Obligors from any default or Event of Default hereunder.

8.6	Notices.

All notices, requests, demands or other communications (collectively, “Notices”) by the terms hereof required or permitted to be given by one party hereto to the other parties hereto, or to any other Person shall be given by e-mail as the primary and required form of notice with return receipt confirmed and, as a supplemental form of notice only, in writing by personal delivery or by registered mail, postage prepaid, or by facsimile transmission or by electronic mail to such other party at:

(a)	to the Creditor at:

Meridian Jerritt Canyon Corp.
c/o Yamana Gold Inc.
Royal Bank Plaza, North Tower
200 Bay Street, Suite 2200
Toronto, ON M5J 2J3

	Attention:	Sofia Tsakos
	Email:	stsakos@Yamana.com
	Fax No.:	(416) 815-0021

(b)	to the Corporation at:

Rise Gold Corp.
650 – 669 Howe Street
Vancouver, BC V6C 0B4

	Attention:	Benjamin W. Mossman
	Email:	ceo@risegoldcorp.com
	Fax No.:	604-428-1124

(c)	to the Guarantor at:

Rise Grass Valley Inc.
333 Crown Point Circle, Ste 215
Grass Valley, CA 95945

	Attention:	Benjamin W. Mossman
	Email:	ceo@risegoldcorp.com
	Fax No.:	604-428-1124

or at such other address as may be given by any party hereto to the other party hereto in writing from time to time. All such Notices shall be deemed to have been received when delivered or transmitted, or, if mailed, seventy-two (72) hours after 12:01 a.m. on the day following the day of the mailing thereof. If any Notice shall have been mailed and if regular mail service shall be interrupted by strikes or other irregularities, such Notice shall be deemed to have been received seventy-two (72) hours after 12:01 a.m. on the day following the resumption of normal mail service, provided that during the period that regular mail service shall be interrupted, all Notices shall be given by personal delivery, by facsimile transmission or by electronic mail.

8.7	Invalidity of any Provisions.

Any provision of this Debenture which is prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining terms and provisions hereof or thereof and no such invalidity shall affect the obligation of each Obligor to repay the Obligations. This Debenture and all its provisions shall enure to the benefit of the Creditor, its successors and assigns and shall be binding upon the each Obligor, its successors and assigns. Presentment, notice of dishonour, protest and notice of protest hereof are hereby waived.

8.8	Amendments.

This Debenture may only be amended by written agreement signed by each of the parties hereto.

8.9	Entire Agreement.

This Debenture sets forth the entire understanding of the parties hereto with respect to the subject matter hereof and supersedes all existing agreements between them concerning such subject matter.

8.10	Assignments.

No Obligor may assign, transfer or deliver all or any part of its rights or obligations hereunder without the prior written consent of the Creditor. The Creditor may, without the Obligors’ consent, assign, transfer or deliver all or any part of its rights and obligations hereunder.

8.11	Further Assurances.

Each Obligor shall, at such Obligor’s expense and upon request of the Creditor, duly execute and deliver, or cause to be duly executed and delivered, to the Creditor such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of the Creditor to carry out more effectively the provisions and purposes of this Debenture.

8.12	Payments without Deduction.

All payments to be made by an Obligor under this Debenture or any other Transaction Document (whether on account of principal, interest, fees, costs or any other amount) shall be made in Canadian dollars and shall be made in freely transferable, immediately available funds and without set-off, withholding or deduction of any kind whatsoever, except to the extent required by Applicable Law; provided that if an Obligor shall be required to deduct or withhold any Taxes from such payments, then the sum payable shall be increased as necessary so that, after making all required deductions or withholdings, the Creditor receives an amount equal to the sum it would have received had no such deduction or withholding been made.

[Signature page follows]

This Debenture has been executed by the parties.

RISE GOLD CORP.

By:	/s/ Benjamin W. Mossman
	Name:	Benjamin W. Mossman
	Title:	CEO/President, Director

RISE GRASS VALLEY INC.

By:	/s/ Vincent Boon
	Name:	Vincent Boon
	Title:	CFO/Treasurer

MERIDIAN JERRITT CANYON CORP.

By:	/s/ Sofia Tsakos
	Name:	Sofia Tsakos
	Title:	Director

[Signature Page to Convertible Debenture]

EXHIBIT A
FORM OF NOTICE OF REQUEST FOR ADVANCE

TO:	Meridian Jerritt Canyon Corp. (the “Creditor”)

DATE: [month day, year]

1.	This Notice of Request for Advance is delivered to you under Section 2.2(a) of the convertible debenture dated February 14, 2019 among, inter alios, Rise Gold Corp. and the Creditor (as amended, supplemented, restated, replaced, or otherwise modified from time to time, the “Debenture”).

2.	Capitalized terms used in this request and not otherwise defined have the meanings given to them in the Debenture.

3.	The Corporation hereby requests an advance as follows:

Date of advance: [insert date]

Amount: CDN$1,000,000

4.	Please remit funds to:

[insert remittance instructions]

5.	All of the Corporation’s representations and warranties in Article 3 of the Debenture are true and correct as at the date of this request as though made on and as of the date of this request.

6.	All of the Corporation’s covenants contained in Article 3 of the Debenture, together with all of the conditions precedent to the advances hereby requested and all other terms contained in the Debenture to be complied with by the Corporation that have not been properly waived in writing by or on behalf of the Creditor, have been fully complied with.

7.	No Default or Event of Default has occurred and is continuing nor will any such event occur as a result of the aforementioned advance.

[Signature page follows]

Dated as of the date first written above.

RISE GOLD CORP.

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT B

FORM OF CONVERSION NOTICE

TO:	Rise Gold Corp. (the “Corporation”)

DATE: [month day, year]

1.	This Conversion Notice is delivered to you under Section 6.1(b) of the convertible debenture dated February 14, 2019 among, inter alios, the Corporation and Meridian Jerritt Canyon Corp. (as amended, supplemented, restated, replaced, or otherwise modified from time to time, the “Debenture”).

2.	Capitalized terms used in this request and not otherwise defined have the meanings given to them in the Debenture.

3.	The Corporation hereby elects to convert all/part of the outstanding Obligations into Units as follows:

Conversion Date: [insert date]

Conversion Amount: CDN$[insert amount]

Units: [●]

4.	The Unit Shares and Warrants are to be issued in the name of Meridian Jerritt Canyon Corp.

[Signature page follows]

Dated as of the date first written above.

MERIDIAN JERRITT CANYON CORP.

By:
Name:
Title:

By:
Name:
Title:

EXHIBIT C

FORM OF WARRANT CERTIFICATE

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY, OR ANY SECURITIES THAT ARE ISSUABLE UPON ITS EXERCISE, BEFORE JUNE 15, 2019.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY, EXCEPT (A) TO RISE GOLD CORP. (THE “ISSUER”); (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (C) TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A ADOPTED UNDER THE SECURITIES ACT) THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QUALIFIED INSTITUTIONAL BUYER AND TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, ALL IN COMPLIANCE WITH RULE 144A (IF AVAILABLE); (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT; OR (E) UNDER ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT; AND (2) THAT IT WILL, PRIOR TO ANY TRANSFER OF THIS SECURITY, FURNISH TO THE ISSUER AND/OR TRANSFER AGENT FOR THIS SECURITY, AS APPLICABLE, SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS MAY BE REQUIRED TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS.

WARRANT CERTIFICATE

RISE GOLD CORP.
(incorporated under the laws of the State of Nevada)

Certificate No. ●	Warrants to Purchase ● Shares of Common Stock

THIS IS TO CERTIFY THAT, for value received, Meridian Jerritt Canyon Corp., 4635 Longley Lane, Unit 110, 4A, Reno, Nevada 89502, USA, (the “Holder”) is entitled to purchase up to ● fully paid and non-assessable shares of the common stock (the “Warrant Shares”) of Rise Gold Corp. (the “Corporation”) at a price of $0.13 per Warrant Share at any time up to 5:00 PM (Vancouver time) on ●, 2021 (the “Expiry Time”), upon and subject to the terms and conditions contained in this warrant certificate (this “Warrant Certificate”).

The securities represented hereby will be void and of no value unless exercised prior to the Expiry Time.

The rights represented by this Warrant Certificate may only be exercised by the Holder, in whole or in part (but not as to any fractional Warrant Shares), by:

(a)	duly completing, in the manner indicated, and executing the exercise form attached as Schedule “A” hereto (the “Exercise Form”); and

(b)	surrendering this Warrant Certificate to the Corporation during normal business hours at Suite 650 – 669 Howe Street, Vancouver, British Columbia, V6C 0B4, Attention: Chief Financial Officer, together with cash, a certified cheque, bank draft or money order payable to or to the order of the Corporation, or evidence of a wire transfer sent to a bank account designated in writing by the Corporation, in the amount of the aggregate Exercise Price for the number of Warrant Shares subscribed.

Upon the exercise of the rights represented by this Warrant Certificate and payment of such aggregate Exercise Price in accordance with the terms hereof, the Warrant Shares for which the Holder has subscribed shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of the applicable number of Warrant Shares on the date of such exercise and payment.

In the event of any exercise of the Warrants represented by this Warrant Certificate, certificates representing the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding five business days after such exercise and, unless this Warrant Certificate has expired, a new warrant certificate representing the number of Warrants, if any, with respect to which this Warrant Certificate has not then been exercised, shall also be issued and delivered to the Holder within such time.

Subject to applicable securities laws, the Warrants are transferable and the term “Holder” shall mean and include any successor, transferee or assignee of the current or any future Holder. The Warrants may be transferred by the Holder (a) completing and delivering to the Corporation the form of transfer attached hereto as Schedule “B” and (b) delivering to the Corporation an opinion of counsel reasonably satisfactory to the Corporation, or other certification reasonably satisfactory to the Corporation, confirming that the transfer is being made in compliance with an available exemption from the registration requirements of the U.S. Securities Act and applicable state laws.

The Corporation covenants to the Holder that, for so long as any securities represented by this Warrant Certificate remain outstanding:

(a)	it will reserve and keep available a sufficient number of shares of common stock (each, a “Share”) for the purpose of enabling it to satisfy its obligations to issue any Warrant Shares upon the exercise of any Warrant represented hereby;

(b)	it will cause the Warrant Shares from time to time acquired pursuant to the exercise of any Warrants represented hereby to be duly issued and delivered in accordance with this Warrant Certificate and the terms hereof;

(c)	all Warrant Shares which shall be issued upon the exercise of the Warrants represented hereby shall be fully paid and non-assessable;

(d)	it will use reasonable commercial efforts to maintain its existence and carry on its business in the ordinary course;

(e)	it will use reasonable commercial efforts to ensure that all Shares outstanding or issuable from time to time (including, without limitation, the Warrant Shares issuable upon the exercise hereof) continue to be or are listed and posted for trading on the Canadian Securities Exchange (the “Exchange”) (or such other Canadian stock exchange acceptable to the Corporation), provided that this clause shall not be construed as limiting or restricting the Corporation from completing a consolidation, amalgamation, arrangement, takeover bid or merger that would result in the Shares ceasing to be listed and posted for trading on the Exchange, so long as the holders of Shares receive securities of an entity which is listed on a stock exchange in Canada, or cash, or the holders of Shares have approved the transaction in accordance with the requirements of applicable corporate and securities laws and the policies of the Exchange; and

(f)	it will make all requisite filings under Canadian and U.S. federal and state applicable securities laws including those necessary to remain a reporting issuer not in default in the United States and each of the Canadian provinces and other Canadian jurisdictions where it is or becomes a reporting issuer.

The Corporation represents and warrants to the Holder that the Corporation is duly authorized and has all corporate and lawful power and authority to issue and create, as applicable, the Warrants represented hereby and the Warrant Shares issuable upon the exercise thereof, to execute and deliver this Warrant

Certificate and to perform its obligations hereunder and that this Warrant Certificate represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms.

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be duly executed as of ●, 2019.

RISE GOLD CORP.

Per:
Authorized Signatory

TERMS AND CONDITIONS

1.	In the event of any alteration of the Shares, including any subdivision, consolidation, rights offering, reclassification or payment of any stock dividends, or in the event of any form of reorganization of the Corporation, including any amalgamation, merger or arrangement (collectively, a “Reorganization”), an adjustment will be made to the terms of the securities represented by this Warrant Certificate (including without limitation, the Exercise Price) such that the Holder, upon the exercise of any such securities following the completion of the Reorganization, will be entitled to receive the same number and kind of securities that it would have been entitled to receive as a result of the Reorganization had it exercised such securities immediately prior to the Reorganization.

2.	The Corporation will not effect any Reorganization which could result in a successor to the Corporation unless prior to or simultaneously with the consummation thereof, the entity succeeding the Corporation acknowledges in writing that it is bound by and will comply with the provisions set forth in this Warrant Certificate.

3.	If, at any time:

(a)	the Corporation pays any dividend payable in stock or other securities upon the Shares or makes any distribution to the holders of the Shares;

(b)	the Corporation offers for subscription pro rata to the holders of the Shares any additional shares of stock or other securities of any class or other rights;

(c)	there is a voluntary or involuntary dissolution, liquidation or winding-up of the Corporation; or

(d)	the Corporation effects any Reorganization;

written notice prior to the earlier of (i) the date on which the books of the Corporation will close; and (ii) a record will be taken for (A) such dividend, distribution or offer of subscription rights; or (B) determining rights to vote with respect to such dissolution, liquidation or winding-up or Reorganization and, in the case of such dissolution, liquidation or winding-up or Reorganization, at least 14 days’ prior written notice of the date when the same will take place. Such written notice will also specify, in the case of any dividend, distribution or offer of subscription rights, the date on which the holders of the Shares will be entitled thereto, and such notice will also specify the date on which the holders of the Shares will be entitled to exchange the Shares for securities or other property deliverable upon any dissolution, liquidation or winding-up or Reorganization, as the case may be.

4.	In accordance with this Warrant Certificate, and in addition to the adjustments set out in Section 1, the Corporation will make any adjustments it considers necessary and equitable, acting in good faith, in the event of any reorganization, transaction, change or alteration to the Shares to ensure that, directly or indirectly, no such reorganization, transaction, change or alteration in any way limits or restricts the number of Shares which may ultimately be acquired by the Holder pursuant to the exercise of this Warrant Certificate. If at any time a dispute arises with respect to any adjustments provided for herein, such dispute will be conclusively determined by the auditors of the Corporation or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors of the Corporation and any such determination, absent manifest error, will be binding upon the Corporation, the Holder and stockholders of the Corporation. The Corporation will provide such auditors or accountants with access to all necessary records of the Corporation and fees payable to such accountants or auditors will be paid by the Corporation.

5.	To the extent that this Warrant Certificate confers the right to purchase a fraction of a Warrant Share, such right may be exercised in respect of such fraction only in combination with one or more Warrants which in the aggregate entitle the Holder to subscribe for and purchase a whole number of Warrant Shares. The Corporation will not issue any fractional Shares or provide consideration lieu thereof.

6.	The Holder may, at any time prior to the Expiry Time, upon the surrender of this Warrant Certificate to the Corporation and upon the payment of such applicable charges as may be required by the Corporation from time to time, exchange this Warrant Certificate for another warrant certificate entitling the Holder to subscribe for and purchase the same number of Warrant Shares as are purchasable under this Warrant Certificate at the time of such exchange.

7.	This Warrant Certificate shall not entitle the Holder to any rights as a stockholder of the Corporation, including voting rights.

8.	Any notice to be given hereunder to the Holder shall be given in writing and either sent by electronic transmission, delivered, or mailed by prepaid post to the Holder at the address indicated on the first page of this Warrant Certificate, or at such other address as the Holder may designate to the Corporation by written notice. If such notice is sent by electronic transmission or is delivered, it shall be deemed to have been given at the time of sending or delivery; if such notice is sent by mail, it shall be deemed to have been given 72 hours following the date of mailing. In the event of a mail strike or disruption in postal service at or prior to the time a notice is deemed to have been received by mail, such notice shall be delivered or sent by electronic transmission.

9.	This Agreement and all related agreements between the Parties hereto shall be governed by and construed in accordance with the laws of the Province of British Columbia, without reference to its rules governing the choice or conflict of laws. The Parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the Province of British Columbia, sitting in the city of Vancouver, with respect to any dispute to or arising out of this Agreement.

10.	All references to currency in this Warrant Certificate are to Canadian dollars.

11.	Time shall be of the essence hereof.

SCHEDULE “A”

EXERCISE FORM

TO:	Rise Gold Corp.
Suite 650 – 669 Howe Street
Vancouver, BC V6C 0B4
Attention: Chief Financial Officer

The undersigned hereby exercises the right provided for in the Warrant Certificate to which this Exercise Form is attached to purchase _______________ Warrant Shares according to the terms and conditions of such Warrant Certificate and herewith makes payment in the amount of $_______________ as the purchase price in full for such Warrant Shares at a price of $0.13 per Warrant Share or the adjusted dollar amount per Warrant Share at which the undersigned is entitled to purchase such Warrant Shares as provided in the Warrant Certificate.

The undersigned hereby directs that the Warrant Shares be issued and delivered as follows:

Name	Address	Number of Shares

The undersigned represents, warrants and certifies that at the time of exercise of the rights represented by the Warrant Certificate (CHECK one (only) of the following):

☐	(1) The undersigned holder (i) is not in the United States, (ii) is not a U.S. person (“U.S. Person”), as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), (iii) is not exercising the Warrants for the account or benefit of a U.S. Person or a person in the United States, (iv) did not execute or deliver this exercise form in the United States, and (v) delivery of the underlying shares will not be to an address in the United States; OR

☐	(2) The undersigned holder (a) is the original U.S. purchaser of the Warrants, (b) is exercising the Warrants for its own account, and (c) is an “accredited investor” as defined in Rule 501(a) of Regulation D under the U.S. Securities Act at the time of exercise of the Warrants; OR

☐	(3) If the undersigned holder is (i) a holder in the United States, (ii) a U.S. Person, (iii) a person exercising for the account or benefit of a U.S. Person or a person in the United States, (iv) executing or delivering this exercise form in the United States or (v) requesting delivery of the underlying shares in the United States, the undersigned holder has delivered to the Corporation and the Corporation’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance reasonably satisfactory to the Corporation) or other certifications reasonably satisfactory to the Corporation to the effect that the offer and sale of the Warrant Shares to be delivered upon exercise of the Warrants is exempt from the registration requirements of the U.S. Securities Act and applicable state securities laws.

It is understood that the Corporation and its transfer agent may require evidence to verify the foregoing representations.

Except as otherwise defined, capitalized terms used in this Exercise Form have the meanings ascribed thereto in the Warrant Certificate to which this Exercise Form is attached.

Signature

Name

Title (if applicable)

Date

SCHEDULE “B”

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                   (name) (the “Transferee”), of                                                                                                                                                                                                                          (residential address)                                                Warrants of Rise Gold Corp. (the “Corporation”) registered in the name of the undersigned on the records of the Corporation represented by the attached Warrant certificate, and irrevocably appoints the Secretary of the Company as the attorney of the undersigned to transfer the said securities on the books or register of transfer, with full power of substitution.

DATED the _______ day of _________________, 20__.

Signature Guaranteed	(Signature of Warrant holder, to be the same as appears on the face of this Warrant Certificate)

(Print Name)

(Print Address)

Instructions:

1.	Signature of the Warrant holder must be the signature of the person appearing on the face of this Warrant Certificate.

2.	If the Transfer Form is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

3.	Warrants shall only be transferable in accordance with applicable laws.

EXHIBIT D
DISCLOSURE SCHEDULE

References to section numbers refer to those under the heading “Obligor Representations and Warranties” in the Debenture.

Section 3.3(m) (Environmental).

There are historic mine waste rock and tailings on the Idaho Maryland Centennial Drive property. There is also a seep of mine water on Idaho Maryland road.

Section 3.3(n) (Taxes and Filings).

The IRS has assessed a penalty against the Corporation of US$10,000 for every year that it did not file a tax return which span the years from 2007 until 2015. All filings have been made; however, as a result of failing to file returns when they were due, Rise has accrued US$90,000 in penalties with the IRS.

Section 3.3(o) (Authorized Capital):

Issued and Outstanding Shares as at February 14, 2019: 145,990,357.

A List of outstanding warrants and options is attached as Appendix 1 to this Disclosure Schedule.

Other Obligations to Issue Securities:

●	Pursuant to the terms of an executive employment agreement dated April 19, 2017 made between Rise and Benjamin W. Mossman, Mr. Mossman will, subject to the terms of the stock option plan and exchange policies, be granted options from time to time to maintain his right to purchase 5% of the Corporation’s issued and outstanding Shares.

●	Participation rights granted to the Creditor pursuant to the terms of the subscription agreement of the Corporation dated October 15, 2018.

Registration rights have been granted as set out in the following registration statements:

●	Form S-1 (File No. 333-220338) filed with the United States Securities and Exchange Commission relating to the resale of securities by the selling stockholders as described therein.

●	Form S-1 (File No. 333-225267) filed with the United States Securities and Exchange Commission relating to the resale of securities by the selling stockholders as described therein.

●	Form S-1 (File No. 333-229284) filed with the United States Securities and Exchange Commission relating to the resale of securities by the selling stockholders as described therein.

Section 3.3(u) (Securities Regulatory Matters).

The information circular / proxy statement for the 2016 AGM did not include the following items prescribed by Regulation 14A, Schedule 14A, under the United States Securities Exchange Act of 1934, as amended: (1) Disclosure regarding (a) late or missing Form 3, 4 and 5 reports; (b) Board leadership structure and role in risk oversight; (c) director independence; and (d) shareholder communications with the board; and (2) audit committee report. The information circular / proxy statement for the 2016 AGM also did not include disclosure in Item 7: Directors and Executive Officers respecting Benjamin W. Mossman and the bankruptcy of Banks Island Gold Ltd. (“Banks”) and the summary conviction proceedings commenced in August 2016 against Benjamin W.

Mossman along with 2 other former employees of Banks and Banks itself for alleged violations of the Environmental Management Act (British Columbia), the Water Act (British Columbia), and the Fisheries Act (Canada).

Section 3.3(w) (Subsidiaries; Equity Interests).

Obligor:	Rise Gold Corp.
Jurisdiction of
Incorporation:	Nevada, USA
Subsidiaries:	Rise Grass Valley Inc.

Obligor:	Rise Grass Valley Inc.
Jurisdiction of
Incorporation:	Nevada, USA

Issued and Outstanding Shares: 1,000 shares of Capital Stock with $0.001 par value Sole Registered and Beneficial Owner: Rise Gold Corp.
Subsidiaries:	None

APPENDIX 1 TO EXHIBIT D

OUTSTANDING WARRANTS AND OPTIONS OF THE CORPORATION

Rise Gold Corp. Warrants Outstanding
January 24, 2019

Warrants outstanding.
			Number	Exercise
Warrant Holder	Issued	Expiry	Issued	Price

Private Placement	Feb 6, 2017	Feb 6, 2019	455,000	$0.40
PP Finders’	Feb 6, 2017	Feb 6, 2019	10,500	$0.40

Private Placement	May 5, 2017	May 5, 2019	9,009,814	$0.40
PP Finders’	May 5, 2017	May 5, 2019	436,488	$0.40

Debt Settlement	August 9, 2017	May 5, 2019	417,184	$0.40

Private Placement	Sept 25, 2017	Sept 25, 2019	7,077,140	$0.25
PP Finders’	Sept 25, 2017	Sept 25, 2019	3,600	$0.25

Private Placement	Dec 27, 2017	Dec 27, 2019	6,417,000	$0.25
PP Finders’	Dec 27, 2017	Dec 27, 2019	371,860	$0.25

Private Placement	Jan 3, 2018	Jan 3, 2020	133,333	$0.25

Private Placement	Apr 18, 2018	Apr 18, 2021	35,161,000	$0.15
PP Finders’	Apr 18, 2018	Apr 18, 2020	21,000	$0.15

NBPP ($0.08/unit)	Aug 30, 2018	30-Aug-21	2,881,250	$0.12

NBPP ($0.08/unit)	Sep 17, 2018	Sep 17, 2021	2,003,125	$0.12

NBPP ($0.10/unit)	Oct 16, 2018	Oct 16, 2020	8,750,000	$0.13
PP Finders’	Oct 16, 2018	Oct 16, 2020	875,000	$0.13

NBPP ($0.10/unit)	Nov 5, 2018	Nov 5, 2020	3,750,000	$0.13

Totals			77,773,294

Rise Gold Corp. Options Outstanding
January 24, 2019

Options outstanding:
			Options	Exercise
Option Holder	Granted	Expiry	Outstanding	Price

Fred Tejada	March 23, 2016	March 22, 2021	400,000	$0.15
Cale Thomas	March 23, 2016	March 22, 2021	700,000	$0.15
Benjamin Mossman	August 9, 2016	August 8, 2021	586,600	$0.20
Benjamin Mossman	Dec 27, 2016	Dec 27, 2021	2,142,542	$0.24
John Anderson	April 3, 2017	April 3, 2022	500,000	$0.27
Thomas I. Vehrs	April 20, 2017	April 20, 2020	400,000	$0.28
Alan R. Edwards	April 20, 2017	April 20, 2020	500,000	$0.28
Benjamin Mossman	April 18, 2018	April 18, 2023	2,631,000	$0.12
John Proust	April 18, 2018	April 18, 2023	1,200,000	$0.12
Vince Boon	April 18, 2018	April 18, 2023	300,000	$0.12
Eileen Au	April 18, 2018	April 18, 2023	300,000	$0.12
Dela Salem	April 18, 2018	April 18, 2023	200,000	$0.12
Robert Gallagher	April 18, 2018	April 18, 2023	250,000	$0.12
Michael Andrews	April 18, 2018	April 18, 2023	250,000	$0.12
John Carlile	April 18, 2018	April 18, 2023	250,000	$0.12
Mike Leclerc	April 18, 2018	April 18, 2023	200,000	$0.12
Alan R. Edwards	April 18, 2018	April 18, 2023	300,000	$0.12
Thomas I. Vehrs	April 18, 2018	April 18, 2023	250,000	$0.12
John Anderson	April 18, 2018	April 18, 2023	250,000	$0.12
John Anderson	Nov 29, 2018	Nov 29, 2023	100,000	$0.10
Thomas I. Vehrs	Nov 29, 2018	Nov 29, 2023	200,000	$0.10
John Proust	Nov 29, 2018	Nov 29, 2023	1,500,000	$0.10
Michael Leclerc	Nov 29, 2018	Nov 29, 2023	100,000	$0.10
Benjamin Mossman	Nov 29, 2018	Nov 29, 2023	1,000,000	$0.10

Totals			14,510,142